Case 09-19940-LMI      Doc 364      Filed11/19/09      Page 1 of 50

Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19940-LMI
	}	(Jointly Administered)
BANKUNITED FINANCIAL (1)	}
CORPORATION, ET AL.	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM October 1, 2009    TO    October 31, 2009

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski , as CRO
Debtor’s Signature

Debtor’s Address and Phone Number:	Attorney’s Address and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

(1) On the Petition Date, the following affiliated entities filed concurrently for Chapter 11:

BankUnited Financial Corporation (Case #09-19940)

BankUnited Financial Services, Inc. (Case #09-19941)

CRE America Corporation (Case #09-19942)

MOR-1

Case 09-19940-LMI      Doc 364      Filed11/19/09      Page 2 of 50

GENERAL DISCLAIMER

These bankruptcy cases were filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary's assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtors as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtors expressly reserve the right to modify any and all information contained herein as additional information becomes available.

Disclaimer

Case 09-19940-LMI      Doc 364      Filed11/19/09      Page 3 of 50

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING     October 1, 2009     AND ENDING     October 31, 2009

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number	09-19940-LMI
Date of Petition:	May 22, 2009		(Jointly Administered)

			CURRENT MONTH		CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD		$17,461,064	(a)	$—	(b)

2.	RECEIPTS:
	A. Cash Sales		$—		$—

	Minus: Cash Refunds	(-)	$—		$—

	Net Cash Sales		$—		$—

	B. Accounts Receivable		$—		$—

	C. Other Receipts (See MOR-3)		$132,630		$19,165,235

	(If you receive rental income, you must attach a rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)		$132,630		$19,165,235

4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$17,593,694		$19,165,235

5.	DISBURSEMENTS

	A. Advertising		$11,964		$141,170

	B. Bank Charges		$101		$486

	C. Contract Labor		$—		$796

	D. Fixed Asset Payments (not incl. in “N”)		$—		$—

	E. Insurance		$—		$—

	F. Inventory Payments (See Attach. 2)		$—		$—

	G. Leases		$—		$—

	H. Manufacturing Supplies		$—		$—

	I. Office Supplies		$—		$1,043

	J. Payroll - Net (See Attachment 4B)		$—		$—

	K. Professional Fees (Accounting & Legal)		$420,581		$1,837,517

	L. Rent		$—		$—

	M. Repairs & Maintenance		$—		$—

	N. Secured Creditor Payments (See Attach. 2)		$—		$—

	O. Taxes Paid - Payroll (See Attachment 4C)		$—		$—

	P. Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

	Q. Taxes Paid - Other (See Attachment 4C)		$—		$—

	R. Telephone		$—		$—

	S. Travel & Entertainment		$—		$562

	T. U.S. Trustee Quarterly Fees		$5,525		$11,050

	U. Utilities		$—		$—

	V. Vehicle Expenses		$—		$—

	W. Other Operating Expenses (See MOR-3)		$—		$15,088

6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)		$438,171		$2,009,712

7.	ENDING BALANCE (Line 4 Minus Line 6)		$17,155,523	(c)	$17,155,523	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 19th day of November, 2009.	/s/ Joseph J. Luzinski , as CRO
(Signature)

(a)	This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 4 of 50

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
BUFC - Close Pre-Petition Bank Accounts	$—	$16,061,971
BUFC - Interest Income	$601	$2,470
BUFC - Refund of Retainer Balance from Paul Hastings	$—	$79,899
BUFC - Transfer of Brokerage Accounts from “Old Bank”	$(39)	$57,039
BUFC - Preference Recoveries	$131,970	$431,970
BUFC - Insurance Premium Refunds	$—	$129,639
BUFS - Close Pre-Petition Bank Accounts	$—	$2,033,234
BUFS - Interest Income	$87	$385
BUFS - Return of Suntrust Funds	$—	$98,238
BU Realty - Close “Old Bank” Bank Accounts	$—	$30,550
BU Realty - Interest Income	$1	$4
CRE - Close Pre-Petition Bank Accounts	$—	$239,791
CRE - Interest Income	$10	$44

TOTAL OTHER RECEIPTS	$132,630	$19,165,235

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule
None

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
Corporate Filing Fees	$—	$300
Employee Expense Reimbursement	$—	$2,088
Financial Subscriptions	$—	$12,700

TOTAL OTHER DISBURSEMENTS	$—	$15,088

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 5 of 50

BankUnited Financial Corporation, et al.,DIP

Consolidated Income Statement

For the Period Ended October 31, 2009

Cash Basis	BankUnited Financial Corp., DIP		BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP
Ordinary Income/Expense
Income
Transfer from Old Bank	(39)		0	0	0	(39)
Preference Recoveries	131,970		0	0	0	131,970
Insurance Premium Refunds	0		0	0	0	0

Total Income	131,931		0	0	0	131,931
Expense
Advertising	11,964		0	0	0	11,964
Bank Charges	101		0	0	0	101
Board Compensation	0		0	0	0	0
Insurance	0		0	0	0	0
Other Operating Expenses	0		0	0	0	0
Professional Fees
CRO Fees	30,000		0	0	0	30,000
Financial Advisor Fees	99,765	(6)	0	0	0	99,765
Financial Advisor Reimb Expense	2,412	(6)	0	0	0	2,412
Legal Fees	276,213	(6)	0	0	0	276,213
Legal Reimb Expense	12,191	(6)	0	0	0	12,191

Total Professional Fees	420,581		0	0	0	420,581
U.S. Trustee Quarterly Fees	4,875		325	0	325	5,525

Total Expense	437,521		325	0	325	438,171

Net Ordinary Income	(305,589)		(325)	0	(325)	(306,239)

Other Income/Expense
Other Income
Other Receipts
Interest Income	601		87	1	10	699

Total Other Receipts	601		87	1	10	699

Total Other Income	601		87	1	10	699

Net Other Income	601		87	1	10	699

Net Incr./(Decr.) in Cash During Period	(304,989)		(238)	1	(315)	(305,541)

BankUnited Financial Corporation, et al., DIP

Consolidated Income Statement

Inception to Date (October 31, 2009)

Cash Basis	BankUnited Financial Corp., DIP		BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP

Ordinary Income/Expense
Income
Other Receipts (See MOR-3)	0		98,238	0	0	98,238
Preference Recoveries	431,970		0	0	0	431,970
Services Income	79,899		0	0	0	79,899
Transfer from Old Bank	16,119,010		2,033,234	30,550	239,791	18,422,586
Insurance Premium Refunds	129,639		0	0	0	129,639

Total Income	16,760,519		2,131,472	30,550	239,791	19,162,332
Expense
Advertising	141,170		0	0	0	141,170
Bank Charges	486		0	0	0	486
Board Compensation	52,500		0	0	0	52,500
Contract Labor	0		796	0	0	796
Insurance	0		0	0	0	0
Office Supplies	1,043		0	0	0	1,043
Other Operating Expenses (See MOR-3)	14,788		150	0	150	15,088
Professional Fees
CRO Fees	120,000		0	0	0	120,000
Financial Advisor Fees	181,306	(6)	0	0	0	181,300
Financial Advisor Reimb Expense	4,011	(6)	0	0	0	4,005
Legal Fees	1,456,062	(6)	0	0	0	1,456,056
Legal Reimb Expense	25,639	(6)	0	0	0	25,633

Total Professional Fees	1,787,017		0	0	0	1,787,017
Travel & Entertainment	562		0	0	0	562
U.S. Trustee Quarterly Fees	9,750		650	0	650	11,050

Total Expense	2,007,316		1,596	0	800	2,009,712

Net Ordinary Income	14,753,203		2,129,876	30,550	238,991	17,152,620
Other Income/Expense
Other Income
Other Receipts
Interest Income	2,470		385	4	44	2,903

Total Other Receipts	2,470		385	4	44	2,903

Total Other Income	2,470		385	4	44	2,903

Net Other Income	2,470		385	4	44	2,903

Net Income	14,755,673		2,130,261	30,554	239,035	17,155,523

BankUnited Financial Corporation, et al., DIP

Consolidated Balance Sheet

As of October 31, 2009

	BankUnited Financial Corp., DIP			BankUnited Financial Svc., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	—	(2)		—	(2)
Post-Petition Bank Accounts	14,704,016			2,130,261
Brokerage Accounts	—			—
FHLB Overnight Deposit	51,657			—

Total Checking/Savings			14,755,673			2,130,261
Accounts Receivable			16,163			—	(3)
Other Current Assets
Deposits	70,825			—
Income Tax Receivable	1,008,753			197,196
Other Receivables	—			107,783	(3)
Prepaid Assets	57,569			—
Related Party Loans Receivable	14,503,977	(4)		—

Total Other Current Assets			15,641,124			304,979

Total Current Assets			30,412,960			2,435,240

Fixed Assets
Accumulated Depreciation	—			—
Furniture and Equipment	—			—

Total Fixed Assets			—			—
Other Assets
Deferred Offering Cost	4,599,397			—
Deferred Tax Asset	29,567			—
Investment in BKUN Stat Trust	7,121,000			—
Investment in Partnerships	1,199,703	(5)		—
Investment in Subsidiaries	—			—
Painting & Other Art Works	36,111			—
Timeshare	—			—
Trademarks	—			—

Total Other Assets			12,985,778			—

TOTAL ASSETS(1)			43,398,738			2,435,240

Liabilities & Equity(1)
Liabilities
Current Liabilities
Accounts Payable			—			—
Other Current Liabilities
Accrued Expenses	652,578			—
Accrued Interest Payable	11,127,142			—
Deferred Taxes	5,232,489			—
Related Party Loans Payable	—			3,401,671	(4)

Total Other Current Liabilities			17,012,208			3,401,671

Total Current Liabilities			17,012,208			3,401,671

Long Term Liabilities
Convertible Notes -BUFC- 3.125%	120,000,000			—
Forward Purchase Contract	2,652,223			—
Sub Sr Note - BUFC - 6.37% 4/07	184,000,000			—
Subdebt@3MTH - BUFC- L+3% 09/07	12,500,000			—
Subnotes - BUFC	237,261,000			—

Total Long Term Liabilities			556,413,223			—

Total Liabilities			573,425,431			3,401,671

Equity
Retained Earnings - Pre-Petition	(544,835,839)			(3,096,692)
Retained Earnings - Post Petition	14,755,673			2,130,261
Unrealized Gain/(Loss) on
Investment in Partnerships	53,472			—
Total Equity			(530,026,694)			(966,431)

TOTAL LIABILITIES & EQUITY(1)			43,398,738			2,435,240

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

Case 09-19940-LMI      Doc 364      Filed11/19/09      Page 8 of 50

BankUnited Financial Corporation, et al., DIP

Consolidated Balance Sheet

As of October 31, 2009

	BU Realty Corp.			CRE America Corp., DIP			TOTAL BUFC, et al., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	—	(2)		—	(2)		—
Post-Petition Bank Accounts	30,554			239,035			17,103,866
Brokerage Accounts	—			—			—
FHLB Overnight Deposit	—			—			51,657

Total Checking/Savings			30,554			239,035	17,155,523
Accounts Receivable			—			—	16,163
Other Current Assets
Deposits	—			—			70,825
Income Tax Receivable	—			613			1,206,562
Other Receivables	—			—			107,783
Prepaid Assets	—			—			57,569
Related Party Loans Receivable	—			7,460	(4)		14,511,437

Total Other Current Assets			—			8,073	15,954,176

Total Current Assets			30,554			247,108	33,125,862

Fixed Assets
Accumulated Depreciation	—			—			—
Furniture and Equipment	—			—			—

Total Fixed Assets			—			—	—
Other Assets
Deferred Offering Cost	—			—			4,599,397
Deferred Tax Asset	—			—			29,567
Investment in BKUN Stat Trust	—			—			7,121,000
Investment in Partnerships	—			—			1,199,703
Investment in Subsidiaries	—			—			—
Painting & Other Art Works	—			—			36,111
Timeshare	—			578,449			578,449

Trademarks	—			—

Total Other Assets			—			578,449	13,564,227

TOTAL ASSETS(1)			30,554			825,557	46,690,089

Liabilities & Equity(1)
Liabilities
Current Liabilities
Accounts Payable			—			—	—
Other Current Liabilities
Accrued Expenses	—			—			652,578
Accrued Interest Payable	—			—			11,127,142
Deferred Taxes	—			—			5,232,489
Related Party Loans Payable	—			—			3,401,671

Total Other Current Liabilities			—			—	20,413,879

Total Current Liabilities			—			—	20,413,879

Long Term Liabilities
Convertible Notes -BUFC- 3.125%	—			—			120,000,000
Forward Purchase Contract	—			—			2,652,223
Sub Sr Note - BUFC - 6.37% 4/07	—			—			184,000,000
Subdebt@3MTH - BUFC- L+3% 09/07	—			—			12,500,000
Subnotes - BUFC	—			—			237,261,000

Total Long Term Liabilities			—			—	556,413,223

Total Liabilities			—			—	576,827,103

Equity
Retained Earnings - Pre-Petition	—			586,522			(547,346,009)
Retained Earnings - Post Petition	30,554			239,035			17,155,523
Unrealized Gain/(Loss) on
Investment in Partnerships	—			—			53,472
Total Equity			30,554			825,557	(530,137,013)

TOTAL LIABILITIES & EQUITY(1)			30,554			825,557	46,690,089

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

Case 09-19940-LMI      Doc 364      Filed11/19/09      Page 9 of 50

BankUnited Financial Corporation, et al., DIP

Notes to the Financial Statements

For the period ended October 31, 2009

Notes to the Financial Statements:

(1)	All cash accounts are listed at their current cash balances. All other balances reported were obtained from Debtors’ trial balances prepared as of May 21, 2009. Actual existence, ownership, and value have not been confirmed as of the Reporting Date. This balance sheet is subject to change should any variations in asset and liability values be discovered subesquent to the filing of this Report.

(2)	All pre-petition bank accounts were closed in June 2009 when the balance of funds were transferred to the respective BankUnited Financial Corp., et al., DIP accounts.

(3)	LPL Financial Corporation (LPL) entered into an agreement with BankUnited Financial Corporation (BUFC) and BankUnited Financial Services (BUFS) to sell, in non-debtor subsidiary BankUnited, FSB bank branches using the BUFS name, financial planning products and advisory services, including equities, debt securities, open-end/closed-end mutual funds, and public limited partnerships. Commissions for the sale of these products are due semi-monthly. It has not been confirmed whether any commissions are currently outstanding and, if so, whether the amounts have been incorporated into the Debtor’s trial balance for the purposes of these financial statements.

(4)	Intercompany accounts included in the Debtors’ trial balances. In addition to outstanding balances with BUFS and CRE America Corp. (CRE), BUFC listed intercompany loans to BankUnited, FSB ($11,114,391) and BU Realty Corporation ($4,625), both of which are not included in the filing of this jointly-administered case.

(5)	Market value of investments in Malta Hedge Fund II, LP and SOAM Capital Partners, LP per the latest month-end or quarter-end statements provided.

(6)	Fees and expenses for financial advisor to the Creditors’ Committee, J.H. Cohn, reclassified from legal fees/expenses to financial advisor fees/expenses.

Case 09-19940-LMI      Doc 364      Filed11/19/09      Page 10 of 50

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Reporting Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

ACCOUNTS RECEIVABLE AT PETITION DATE:		UNKNOWN

ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$16,163	(a)

PLUS: Current Month New Billings	$—

MINUS: Collection During the Month	$—	(b)

PLUS/MINUS: Adjustments or Writeoffs	$—	*

End of Month Balance	$16,163	(c)

*	For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

NA

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total

$—	$—	$—	$16,163	$16,163	(c)

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)

None

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)	These two amounts must equal.

MOR-4

Case 09-19940-LMI      Doc 364      Filed11/19/09      Page 11 of 50

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount
None

TOTAL AMOUNT				$—	(b)

☐	Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	None (a)
PLUS: New Indebtedness Incurred This Month	$—

MINUS: Amount Paid on Post Petition,
Accounts Payable This Month	$—

PLUS/MINUS: Adjustments	$—	*

Ending Month Balance	$—	(c)

*	For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor / Lessor	Date Payment Due This Month	Amount Paid This Month		Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
None

TOTAL		$—	(d)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)	The total of line (b) must equal line (c).
(d)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

Case 09-19940-LMI      Doc 364      Filed11/19/09      Page 12 of 50

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Reporting Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	None

INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$—	(a)

PLUS: Inventory Purchased During Month	$—

MINUS: Inventory Used or Sold	$—

PLUS/MINUS: Adjustments or Write-downs	$—	*

Inventory on Hand at End of Month	$—

METHOD OF COSTING INVENTORY:                                          NA

*	For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory

— %	—%	—%	—%	100	% *

*	Aging Percentages must equal 100%.
☐	Check here if inventory contains perishable items.

Description of Obsolete Inventory:                                          NA

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:                  UNKNOWN           (b)

(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):                                          NA

FIXED ASSETS RECONCILIATION:
Fixed Assets Book Value at Beginning of Month	$—	(a)(b)

MINUS: Depreciation Expense	$—

PLUS: New Purchases	$—

PLUS/MINUS: Adjustments or Write-downs	$—	*

Ending Monthly Balance	$—

*	For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:     NA

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 13 of 50

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Checking, Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Corp., DIP	ACCOUNT NUMBER:	xxxxx2430

PURPOSE OF ACCOUNT:	OPERATING (Checking)

Ending Balance per Bank Statement	$18,375

Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$(12,375	)*

Minus Service Charges	$—

Ending Balance per Check Regiser	$6,000	**(a)

*	Debit cards are used by NA

**	If Closing Balance is negative, provide explanation: NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$—	Transferred to Payroll Account

$—	Transferred to Tax Account

$—	Transferred to BankUnited Financial Corp. - MMA

$—	Transferred to BankUnited Financial Services - MMA

$—	Transferred to BU Realty Corporation - MMA

$—	Transferred to CRE America Corporation - MMA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as

“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 14 of 50

JPMORGAN CHASE BANK, N.A. NORTHEAST MARKET P O BOX 260180 BATON ROUGE LA 70826-0180	October 01, 2009 - October 30, 2009 Page 1 of 2 Account Number xxxxxxxxxxxxxxx Customer Service
BANKUNITED FINANCIAL CORPORATION DEBTOR BANKUNITED FINANCIAL CORPORATION DEBTOR IN POSSESSION C/O DSI 200 S BISCAYNE BLVD STE 1818 MIAMI FL 33131-2329	If you have any questions about your statement, please contact your Customer Service Professional.

Commercial Checking

Summary

	Number	Amount
Opening Ledger Balance		$82,957.24

Deposits and Credits	1	$413,063.47

Withdrawals and Debits	2	$12,064.58

Checks Paid	14	$465,580.97

Ending Ledger Balance		$18,375.16

Deposits and Credits

Ledger Date	Description	Amount
10/06	Online Transfer from MMA XXXXX2448 transaction#: 262624896	$413,063.47

Total		$413,063.47

Withdrawals and Debits

Ledger Date	Description	Amount
10/13	BOOK TRANSFER DEBIT A/C: MILLER ADVERTISING AGENCY INC NEW YORK NY 10003-3004 TRN: 0000100286HO YOUR REF: FAX OF 09/10/13	$11,963.85
10/15	ACCOUNT ANALYSIS SETTLEMENT CHARGE	$100.73

Total		$12,064.58

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 15 of 50

BANKUNITED FINANCIAL CORPORATION DEBTOR BANKUNITED FINANCIAL CORPORATION DEBTOR IN POSSESSION	October 01, 2009 October 30, 2009 Page 2 of 2 Account Number xxxxxxxxxxxxxxx

Commercial Checking

(continued)

Checks Paid

Check	Date Paid	Amount	Check	Date Paid	Amount	Check	Date Paid	Amount
1014	10/14	$7,500.00	1028	10/14	$30,000.00	1033	10/13	$27,450.44
1023*	10/06	$7,500.00	1029	10/14	$33,598.94	1034	10/13	$15,289.92
1024	10/06	$7,500.00	1030	10/14	$194,730.38	1035	10/23	$7,517.50
1025	10/06	$7,500.00	1031	10/14	$9,768.00	1037*	10/28	$7,500.00
1027*	10/13	$7,500.00	1032	10/14	$102,225.79

Total 14 check(s)								$465,580.97

* indicates gap in sequence

Daily Balance

Date	Ledger Balance	Date	Ledger Balance
10/06	$473,520.71	10/15	$33,392.66
10/13	$411,316.50	10/23	$25,875.16
10/14	$33,493.39	10/28	$18,375.16

Your service charges, fees and earnings credit have been calculated through account analysis.

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 16 of 50

11:40 AM	BankUnited Financial Corporation, et al., DIP
11/05/09	Reconciliation Summary
BUFC, DIP - Checking (2430), Period Ending 10/30/2009

	October 30,09
Beginning Balance		82,957.24
Cleared Transactions
Checks and Payments - 17 items	-552,645.55
Deposits and Credits - 3 items	488,063.47

Total Cleared Transactions	-64,582.08

Cleared Balance		18,375.16

Uncleared Transactions
Checks and Payments - 2 items	-12,375.00
Deposits and Credits - 1 item	0.00

Total Uncleared Transactions	-12,375.00

Register Balance as of 10/30/2009		6,000.16

New Transactions
Checks and Payments - 6 items	-396,473.58
Deposits and Credits - 1 item	396,473.58

Total New Transactions	0.00

Ending Balance		6,000.16

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 17 of 50

11:40 AM	BankUnited Financial Corporation, et al., DIP
11/05/09	Reconciliation Detail
BUFC, DIP - Checking (2430), Period Ending 10/30/2009

Type	Date	Num	Name	Cir	Amount	Balance
Beginning Balance						82,957.24
Cleared Transactions
Checks and Payments - 17 items
Transfer	7/2/2009				-75,000.00	-75,000.00
Check	9/22/2009	1023	Doyle C. Bartlet	X	-7,500.00	-82,500.00
Check	9/22/2009	1024	Allen M. Bernkrant	X	-7,500.00	-90,000.00
Check	9/22/2009	1025	Marc D. Jacobson	X	-7,500.00	-97,500.00
Check	9/22/2009	1027	Neil H. Messinger	X	-7,500.00	-105,000.00
Check	9/22/2009	1014	Lester M. Bliwise	X	-7,500.00	-112,500.00
Check	10/2/2009	1030	Greenberg Traurig	X	-194,730.38	-307,230.38
Check	10/2/2009	1032	Kilpatrick Stockton	X	-102,225.79	-409,456.17
Check	10/2/2009	1029	Development Speci…	X	-33,598.94	-443,055.11
Check	10/2/2009	1028	Development Speci…	X	-30,000.00	-473,055.11
Check	10/2/2009	1033	J.H. Cohn	X	-27,450.44	-500,505.55
Check	10/2/2009	1034	Kozyak Tropin	X	-15,289.92	-515,795.47
Check	10/2/2009	1031	PriceWaterhouseC…	X	-9,768.00	-525,563.47
Check	10/13/2009	Wire	Miller Advertising A…	X	-11,963.85	-537,527.32
Check	10/15/2009	1035	U.S. Bank National...	X	-7,517.50	-545,044.82
Check	10/15/2009		JP Morgan Chase	X	-100.73	-545,145.55
Check	10/16/2009	1037	Danielle Camner Li...	X	-7,500.00	-552,645.55

Total Checks and Payments					-552,645.55	-552,645.55

Deposits and Credits - 3 itmes
Transfer	7/2/2009			X	75,000.00	75,000.00
Check	9/22/2009	1015	Void	X	0.00	75,000.00
Transfer	10/5/2009		Bank United Financi…	X	413,063.47	488,063.47

Total Deposits and Credits					488,063.47	488,063.47

Total Cleared Transactions					-64,582.08	-64,582.08

					-64,582.08	-18,375.16
Cleared Balance

Uncleared Transactions
Checks and Payments - 2 items
Check	9/22/2009	1026	Gol Kalev		-7,500.00	-7,500.00
Check	10/23/2009	1038	U.S. Trustee		-4,875.00	-12,375.00

Total Checks and Payments					-12,375.00	-12,375.00

Deposits and Credits - 1 item
Check	10/16/2009	1036	Void		0.00	0.00

Total Deposits and Credits					0.00	0.00

Total Uncleared Transactions					-12,375.00	-12,375.00

					-76,957.08	6,000.16
Register Balance as of 10/30/2009

New Transactions
Checks and Payments - 6 itens
Check	11/4/2009	1042	Kilpatrick Stockton…		-137,567.81	-137,567.81
Check	11/4/2009	1041	Greenberg Traurig		-136,018.85	-273,586.66
Check	11/4/2009	1043	J. H. Cohn		-48,229.24	-321,815.90
Check	11/4/2009	1039	Development Speci…		-30,000.00	-351,815.90
Check	11/4/2009	1040	Development Speci…		-25,770.03	-377,585.93
Check	11/4/2009	1044	Kozyak Tropin		-18,887.65	-396,473.58

Total Checks and Payments					-396,473.58	-396,473.58

Deposits and Credits - 1 item
Deposit	11/15/2009		Bank United Financi…		396,473.58	396,473.58

Total Deposits and Credits					396,473.58	396,473.58

Total New Transactions					0.00	0.00

Ending Balance					-76,957.08	6,00.16

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 18 of 50

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT (Checking, Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	October 1, 2009	Period Ending	October 31, 2009

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Corp., DIP

ACCOUNT NUMBER:	xxxxx2430

PURPOSE OF ACCOUNT:	OPERATING (Checking)

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
10/02/2009	1028	Development Specialists, Inc.	CRO Fees	$30,000.00

10/02/2009	1029	Development Specialists, Inc.	Financial Advisor Fees	$33,598.94

10/02/2009	1030	Greenberg Traurig	Legal Fees	$194,730.38

10/02/2009	1031	PriceWaterhouseCoopers	Financial Advisor Fees	$9,768.00

10/02/2009	1032	Kilpatrick Stockton LLP	Legal Fees	$102,225.79

10/02/2009	1033	J.H. Cohn	Financial Advisor Fees	$27,450.44

10/02/2009	1034	Kozyak Tropin	Legal Fees	$15,289.92

10/13/2009	WIRE	Miller Advertising Agency	Notice Advertisement	$11,963.85

10/15/2009	1035	U.S. Bank National Assoc.	Legal Fees	$7,517.50

10/15/2009	FEE	JP Morgan Chase	Bank Charges	$100.73

10/16/2009	1036	VOID	N/A	$—

10/16/2009	1037	Danielle Camner Lindholm	Board Compensation	$7,500.00

10/23/2009	1038	U.S Trustee	Quarterly Fees	$4,875.00

TOTAL				$445,020.55

MOR-8

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 19 of 50

ATTACHMENT 4A (2)

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Money Market, Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Corp., DIP	ACCOUNT NUMBER:	xxxxx2448

PURPOSE OF ACCOUNT:	Money Market

Ending Balance per Bank Statement	$14,698,016

Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$—	*

Minus Service Charges	$—

Ending Balance per Check Regiser	$14,698,016	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

NA	Transferred to Payroll Account
NA	Transferred to Tax Account
NA	Transferred to BankUnited Financial Corp. - Operating
NA	Transferred to BankUnited Financial Services - MMA
NA	Transferred to BU Realty Corporation - MMA
NA	Transferred to CRE America Corporation - MMA

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7 (2)

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 20 of 50

JPMORGAN CHASE BANK, N.A. NORTHEAST MARKET P.O. BOX 260180 BATON ROUGE LA 70826-0180	October 01, 2009 - October 30, 2009 Page 1 of 2 Account Number xxxxxxxxxxxxxxx

00014192 CEN 802 3J 30409 – NNN T 1 000000000 C1 0000 BANKUNITED FINANCIAL CORPORATION DEBTOR BANKUNITED FINANCIAL CORPORATION DEBTOR IN POSSESSION 200 S BISCAYNE BLVD STE 1818 MIAMI FL 33131-2329	Customer Service If you have any questions about your statement, please contact your Customer Service Professional.

JPMorgan Premier MMDA

Summary

		Number		Amount
Opening Ledger Balance				$14,975,950.29

Deposits and Credits		5		$135,128.99

Withdrawals and Debits		1		$413,063.47

Checks Paid		0		$.00

Ending Ledger Balance				$14,698,015.81

Average Ledger Balance	$14,729,800.00

Interest Credited this Period	$600.81		Interest Credited Year to Date	$2,469.84
Interest Rate(s): 10/01 to 10/30 at 0.05%

Deposits and Credits

Ledger Date	Description	Amount
10/01	DEPOSIT 553695094	$82,172.22
10/20	DEPOSIT 553691794	$2,381.54
10/20	DEPOSIT 536547422	$176.27
10/22	DEPOSIT 536547424	$49,798.15
10/30	INTEREST PAYMENT	$600.81

Total		$135,128.99

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 21 of 50

BANKUNITED FINANCIAL CORPORATION DEBTOR BANKUNITED FINANCIAL CORPORATION DEBTOR IN POSSESSION	October 01, 2009 - October 30, 2009 Page 2 of 2 Account Number xxxxxxxxxxxxxxx

JPMorgan Premier MMDA

Continued

Withdrawals and Debits

Ledger Date	Description	Amount
10/06	Online Transfer to CHK XXXXX2430 transaction#: 262624896	$413,063.47

Total		$413,063.47

Daily Balance

Date	Ledger Balance	Date	Ledger Balance
10/01	$15,058,122.51	10/22	$14,697,415.00
10/06	$14,645,059.04	10/30	$14,698,015.81
10/20	$14,647,616.85

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 22 of 50

11:42 AM 11/05/09	BankUnited Financial Corporation, et al., DIP Reconciliation Summary BUFC, DIP -MMA (2448), Period Ending 10/30/2009

	Oct 30, 09
Beginning Balance		14,975,950.29
Cleared Transactions
Checks and Payments - 2 items	-488,063.47
Deposits and Credits - 6 items	210,128.99

Total Cleared Transactions	-277,934.48

Cleared Balance		14,698,015.81

Register Balance as of 10/30/2009		14,698,015.81
New Transactions
Checks and Payments - 1 item	-396,473.58

Total New Transactions	-396,473.58

Ending Balance		14,301,542.23

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 23 of 50

11:42 AM 11/05/09	BankUnited Financial Corporation, et al., DIP Reconciliation Detail BUFC, DIP -MMA (2448), Period Ending 10/30/2009

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						14,975,950.29
Cleared Transactions
Checks and Payments - 2 items
Transfer	7/2/2009			X	-75,000.00	-75,000.00
Transfer	10/5/2009		BankUnited Financial	X	-413,063.47	-488,063.47

Total Checks and Payments					-488,063.47	-488,063.47

Deposits and Credits - 6 items
Transfer	7/2/2009			X	75,000.00	75,000.00
Deposit	10/1/2009		Shutts & Bowen	X	82,172.22	157,172.22
Deposit	10/5/2009		J.P. Morgan Clearing	X	176.27	157,348.49
Deposit	10/8/2009		Raymond James	X	2,381.54	159,730.03
Deposit	10/22/2009		Coffey Burlington	X	49,798.15	209,528.18
Deposit	10/30/2009		JPMorgan Chase	X	600.81	210,128.99

Total Deposits and Credits					210,128.99	210,128.99

Total Cleared Transactions					-277,934.48	-277,934.48

Cleared Balance					-277,934.48	14,698,015.81

Register Balance as of 10/30/2009					-277,934.48	14,698,015.81
New Transactions
Checks and Payments - 1 item
Deposit	11/5/2009		BankUnited Financial		-396,473.58	-396,473.58

Total Checks and Payments					-396,473.58	-396,473.58

Total New Transactions					-396,473.58	-396,473.58

Ending Balance					-674,408.06	14,301,542.23

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 24 of 50

ATTACHMENT 5A (2)

CHECK REGISTER - OPERATING ACCOUNT (Money Market, Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Corp., DIP

ACCOUNT NUMBER:	xxxxx2448

PURPOSE OF ACCOUNT:	Money Market

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
10/05/09	TRSFR	BUFC, DIP Checking (2430)	Transfer for operating expenses / prof fees	$413,063

TOTAL				$413,063

MOR-8 (2)

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 25 of 50

ATTACHMENT 4A (3)

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Services, DIP	ACCOUNT NUMBER:	xxxxx2471

PURPOSE OF ACCOUNT:	Operating (Money Market)

Ending Balance per Bank Statement	$2,130,586

Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$(325	)*

Minus Service Charges	$—

Ending Balance per Check Regiser	$2,130,261	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

NA	Transferred to Payroll Account
NA	Transferred to Tax Account
NA	Transferred to BankUnited Financial Corp. - Operating
NA	Transferred to BankUnited Financial Corp. - MMA
NA	Transferred to BU Realty Corporation - MMA
NA	Transferred to CRE America Corporation - MMA

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7 (3)

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 26 of 50

JPMORGAN CHASE BANK, N.A. NORTHEAST MARKET P O BOX 260180 BATON ROUGE LA 70826-0180	October 01, 2009 - October 30, 2009 Page 1 of 1 Account Number xxxxxxxxxxxxxxx
Customer Service
00035212 CEN 802 3J 30409 - NNN T 1 000000000 C2 0000	If you have any questions about your statement, please contact your Customer Service Professional.
BANKUNITED FINANCIAL SERVICES DEBTOR IN BANKUNITED FINANCIAL SERVICES DEBT IN POSSESSION CO DSI 200 S BISCAYNE BLVD STE 1818 MIAMI FL 33131-2329

JPMorgan Premier MMDA

Summary

		Number		Amount
Opening Ledger Balance		1		$2,130,499.23

Deposits and Credits		0		$86.92

Withdrawals and Debits		0		$.00

Checks Paid				$.00

Ending Ledger Balance				$2,130,586.15

Average Ledger Balance	$2,130,502.00
Interest Credited this period	$86.92		Interest Credited Year to Date	$385.41

Interest Rate(s): 10/01 to 10/30 at 0.05%

Deposits and Credits

Ledger Date	Description	Amount
10/30	INTEREST PAYMENT	$86.92

Total		$86.92

Daily Balance

Date	Ledger Balance	Date	Ledger Balance
10/30	$2,130,586.15

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 27 of 50

11:46 AM	BankUnited Financial Corporation, et al. DIP
Reconciliation Summary
11/05/09	BUFS, DIP – MMA (2471), Period Ending 10/30/2009

Oct 30, 09
Beginning Balance	2,130,499.23
Cleared Transactions Deposits and Credits – 1 item	86.92

Total Cleared Transactions	86.92

Cleared Balance	2,130,586.15

Uncleared Transactions Checks and Payments – 1 item	-325.00

Total Uncleared Transactions	-325.00

Register Balance as of 10/30/2009	2,130,261.15

Ending Balance	2,130,261.15

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 28 of 50

11:45 AM	BankUnited Financial Corporation, et al., DIP
11/05/09	Reconciliation Detail
BUFS, DIP - MMA (2471), Period Ending 10/30/2009

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						2,130,499.23
Cleared Transactions
Deposits and Credits - 1 item
Deposit	10/30/2009		JPMorgan Chase	X	86.92	86.92

Total Deposits and Credits					86.92	86.92

Total Cleared Transactions					86.92	86.92

Cleared Balance					86.92	2,130,586.15

Uncleared Transactions
Checks and Payments - 1 item
Check	10/23/2009	1002	U. S. Trustee		-325.00	-325.00

Total Checks and Payments					-325.00	-325.00

Total Uncleared Transactions					-325.00	-325.00

Register Balance as of 10/30/2009					-238.08	2,130,261.15

Ending Balance					-238.08	2,130,261.15

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 29 of 50

ATTACHMENT 5A (3)

CHECK REGISTER - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Services, DIP

ACCOUNT NUMBER:	xxxxx2471

PURPOSE OF ACCOUNT:	Operating (Money Market)

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
10/23/09	1002	U.S Trustee	Quarterly Fees	$325.00

TOTAL				$325.00

MOR-8 (3)

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 30 of 50

ATTACHMENT 4A (4)

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BU Realty Corporation	ACCOUNT NUMBER:	xxxxx2612

PURPOSE OF ACCOUNT:	Operating (Money Market)

Ending Balance per Bank Statement	$30,554

Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$—	*

Minus Service Charges	$—

Ending Balance per Check Regiser	$30,554	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

NA	Transferred to Payroll Account
NA	Transferred to Tax Account
NA	Transferred to BankUnited Financial Corp. - Operating
NA	Transferred to BankUnited Financial Corp. - MMA
NA	Transferred to BankUnited Financial Services - MMA
NA	Transferred to CRE America Corporation - MMA

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7 (4)

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 31 of 50

JPMORGAN CHASE BANK, N.A. NORTHEAST MARKET P O BOX 260180 BATON ROUGE LA 70826-0180	October 01, 2009 - October 30, 2009 Page 1 of 1 Account Number xxxxxxxxxxxxxxx
Customer Service
BU REALTY CORPORATION BU REALTY CORPORATION 200 S BISCAYNE BLVD STE 1818 MIAMI FL 33131-2329	If you have any questions about your statement, please contact your Customer Service Professional.

JPMorgan Premier MMDA

Summary

		Number		Amount
Opening Ledger Balance		1		$30,552.97

Deposits and Credits		0		$1.24

Withdrawals and Debits		0		$.00

Checks Paid				$.00

Ending Ledger Balance				$30,554.21

Average Ledger Balance	$30,553.00
Interest Credited this period	$1.24		Interest Credited Year to Date	$4.21

Interest Rate(s): 10/01 to 10/30 at 0.05%

Deposits and Credits

Ledger Date	Description	Amount
10/30	INTEREST PAYMENT	$1.24

Total		$1.24

Daily Balance

Date	Ledger Balance	Date	Ledger Balance
10/30	$30,554.21

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 32 of 50

11:41 AM	BankUnited Financial Corporation, et al., DIP
11/05/09	Reconciliation Summary
BU Realty - MMA, Period Ending 10/30/2009

Oct 30, 09
Beginning Balance	30,552.97
Cleared Transactions
Deposits and Credits - 1 item	1.24

Total Cleared Transactions	1.24

Cleared Balance	30,554.21

Register Balance as of 10/30/2009	30,554.21
Ending Balance	30,554.21

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 33 of 50

11:41 AM	BankUnited Financial Corporation, et al., DIP
11/05/09	Reconciliation Detail
BU Realty - MMA, Period Ending 10/30/2009

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						30,552.97
Cleared Transactions
Deposits and Credits - 1 item
Deposit	10/30/2009	Interest		X	1.24	1.24

Total Deposits and Credits					1.24	1.24

Total Cleared Transactions					1.24	1.24

Cleared Balance					1.24	30,554.21

Register Balance as of 10/30/2009					1.24	30,554.21

Ending Balance					1.24	30,554.21

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 34 of 50

ATTACHMENT 5A (4)

CHECK REGISTER - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BU Realty Corporation

ACCOUNT NUMBER:	xxxxx2612

PURPOSE OF ACCOUNT:	Operating (Money Market)

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
None

TOTAL				$—

MOR-8 (4)

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 35 of 50

ATTACHMENT 4A (5)

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	CRE America Corp., Debtor in Possession	ACCOUNT NUMBER:	xxxxx2463

PURPOSE OF ACCOUNT:	Operating (Money Market)

Ending Balance per Bank Statement	$239,360

Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$(325	)*

Minus Service Charges	$—

Ending Balance per Check Regiser	$239,035	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

NA	Transferred to Payroll Account
NA	Transferred to Tax Account
NA	Transferred to BankUnited Financial Corp. - Operating
NA	Transferred to BankUnited Financial Corp. - MMA
NA	Transferred to BankUnited Financial Services - MMA
NA	Transferred to BU Realty Corporation - MMA

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7 (5)

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 36 of 50

JPMORGAN CHASE BANK, N.A. NORTHEAST MARKET P O BOX 260180 BATON ROUGE LA 70826-0180	October 01, 2009 - October 30, 2009 Page 1 of 1 Account Number xxxxxxxxxxxxxxx
00035212 CEN 802 3J 30409 – NNN T 1 000000000 C2 0000	Customer Service
CRE AMERICA CORP DEBTOR IN POSSESSION CRE AMERICA CORP DEBT IN POSSESSION CO DSI 200 SL BISCAYNE BLVD STE 1818 MIAMI FL 33131-2329	If you have any questions about your statement, please contact your Customer Service Professional.

JPMorgan Premier MMDA

Summary

		Number		Amount
Opening Ledger Balance				$239,350.38

Deposits and Credits		1		$9.76

Withdrawals and Debits		0		$.00

Checks Paid		0		$.00

Ending Ledger Balance				$239,360.14

Average Ledger Balance	$239,350.00
Interest Credited this period	$9.76		Interest Credited Year to Date	$43.94

Interest Rate(s): 10/01 to 10/30 at 0.05%

Deposits and Credits

Ledger Date	Description	Amount
10/30	INTEREST PAYMENT	$9.76

Total		$9.76

Daily Balance

Date	Ledger Balance	Date	Ledger Balance
10/30	$239,360.14

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 37 of 50

11:46 AM	BankUnited Financial Corporation, et al., DIP Reconciliation Summary

11/05/09	CRE America Corp, DIP-MMA (2463), Period Ending 10/30/2009

Oct 30, 09
Beginning Balance	239,350.38
Cleared Transactions Deposits and Credits - 1 item	9.76

Total Cleared Transactions	9.76

Cleared Balance	239,360.14

Uncleared Transactions Checks and Payments - 1 item	-325.00

Total Uncleared Transactions	-325.00

Register Balance as of 10/30/2009	239,035.14

Ending Balance	239.035.14

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 38 of 50

11:46 AM	BankUnited Financial Corporation, et al., DIP
Reconciliation Detail
11/05/09	CRE America Corp, DIP-MMA (2463), Period Ending 10/30/2009

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						239,350.38
Cleared Transactions Deposits and Credits – 1 Item
Deposit	10/30/2009		JPMorgan Chase	X	9.76	9.76

Total Deposits and Credits					9.76	9.76

Total Cleared Transactions					9.76	9.76

Cleared Balance					9.76	239,360.14

Uncleared Transactions Checks and Payments – 1 Item
Check	10/23/2009	1003	U.S. Trustee		-325.00	-325.00

Total Checks and Payments					-325.00	-325.00

Total Uncleared Transactions					-325.00	-325.00

Register Balance as of 10/30/2009					-315.24	239,035.14

Ending Balance					-315.24	239,035.14

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 39 of 50

ATTACHMENT 5A (5)

CHECK REGISTER - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	CRE America Corp., Debtor in Possession

ACCOUNT NUMBER:	xxxxx2463

PURPOSE OF ACCOUNT:	Operating (Money Market)

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
10/23/09	1003	U.S Trustee	Quarterly Fees	$325.00

TOTAL				$325.00

MOR-8(5)

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 40 of 50

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK:	NA	BRANCH:	NA

ACCOUNT NAME:	NA	ACCOUNT NUMBER:	NA

PURPOSE OF ACCOUNT:	PAYROLL

Ending Balance per Bank Statement	NA

Plus Total Amount of Outstanding Deposits	NA

Minus Total Amount of Outstanding Checks and other debits	NA	*

Minus Service Charges	NA

Ending Balance per Check Register	$—	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
NA

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Disbursement from this account
NA

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported As “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 41 of 50

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

NAME OF BANK:	NA	BRANCH:	NA

ACCOUNT NAME:	NA

ACCOUNT NUMBER:	NA

PURPOSE OF ACCOUNT:	PAYROLL

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
NA

TOTAL				$—

MOR-10

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 42 of 50

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK:	NA	BRANCH:	NA

ACCOUNT NAME:	NA	ACCOUNT NUMBER:	NA

PURPOSE OF ACCOUNT:	TAX

Ending Balance per Bank Statement	NA

Plus Total Amount of Outstanding Deposits	NA

Minus Total Amount of Outstanding Checks and other debits	NA	*

Minus Service Charges	NA

Ending Balance per Check Register	$—	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash: ( Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
NA

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Disbursement from this account
NA

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 43 of 50

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	October 1, 2009	Period Ending:	October 31, 2009

NAME OF BANK:	NA	BRANCH:	NA

ACCOUNT NAME:	NA

ACCOUNT NUMBER:	NA

PURPOSE OF ACCOUNT:	TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
None

TOTAL				$—	(d)

SUMMARY OF TAXES PAID

Payroll Taxes Paid	$—	(a)

Sales & Use Taxes Paid	$—	(b)

Other Taxes Paid	$—	(c)

TOTAL	$—	(d)

(a)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5O).
(b)	This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements (Page MOR-2, Line 5P).
(c)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5Q).
(d)	These two lines must be equal.

MOR-12

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 44 of 50

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
Security Pledge - TOUSA	$3,000,000	$3,000,000	07/31/07	UNK

Overnight Deposit - FHLBank ATL	$51,657	$51,657	UNK	$51,657

Hedge Fund - Investment in Malta Hedge Fund II, LP	UNK	UNK	05/01/02	$1,047,737

Private Equity - Investment in SOAM Capital Partners, LP	$250,000	$250,000	UNK	$151,966

TOTAL				$1,251,360	(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

(1) Location of Box/Account	(2) Maximum Amount of Cash in Drawer/Acct.	(3) Amount of Petty Cash On Hand At End of Month		(4) Difference between (Column 2) and (Column 3)
None				$—

$—

TOTAL		$—	(b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an
explanation.	NA

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (A+B)	$1,251,360	(c)

(c)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR- 2, Line 7).

MOR-13

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 45 of 50

Malta Hedge Fund II, L.P.

Monthly Balances with Performance, Year To Date as of: 10/31/2009

Joseph J. Luzinski

Development Specialists, Inc.

200 South Biscayne Blvd

Suite 1818

Miami, FL 33131

Account of: BankUnited Financial

Initial Investment on: May 1, 2002

Month Ending	Contributions	Withdrawals	Net Income	Net Balance	Net Return
Dec-2008				$2,845,855

Jan-2009	$0	$-2,000,000	$-22,143	$823,712	-2.62%
Feb-2009	$0	$0	$11,685	$835,397	1.42%
Mar-2009	$0	$0	$13,426	$848,823	1.61%
				1st Quarter:	0.35%
Apr-2009	$0	$0	$33,264	$882,087	3.92%
May-2009	$0	$0	$63,434	$945,521	7.19%
Jun-2009	$0	$0	$15,168	$960,689	1.60%
				2nd Quarter:	13.18%
Jul-2009	$0	$0	$43,440	$1,004,129	4.52%
Aug-2009	$0	$0	$37,514	$1,041,643	3.74%
Sep-2009	$0	$0	$25,931	$1,067,574	2.49%
				3rd Quarter:	11.13%
Oct-2009	$0	$0	$-19,837	$1,047,737	-1.86%

				Year To Date:	23.87%

The above information is unaudited. The amounts reported are net of the accrued profit allocation although it is not actually deducted from your account until the end of the year or, if earlier, the date you withdraw from the fund.

Net income and net performance reflect the deduction of the profit allocation, a management fee, as well as other expenses.

cc: Mark Bloom

Malta Hedge Fund II, L.P.

Sandler O’Neill Asset Management, LLC

780 Third Avenue

5th Floor

New York, NY 10017

Tel: 212-486-7300    Fax: 212-486-7580

11/16/2009 3:11:10PM	© 1998-2004 Financial Interactive, Inc.	Page 1 of 1

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 46 of 50

SOAM Capital Partners, L.P.

c/o SOAM Venture Holdings, LLC

780 Third Avenue • 5th Floor • New York, NY 10017 • Tel: (212) 486-7300 • Fax: (212) 486-7580

CAPITAL ACCOUNT STATEMENT

September 30, 2009

Investor: BankUnited Financial Corporation

Capital Commitment
Committed Capital	$500,000	Percentage of Partnership	0.002%
Contributed Capital	$250,000
Unfunded Commitment	$250,000

Capital Account
Opening Balance – June 30, 2009	$140,921
Capital Contributions
Capital Distributions	0
Net Investment Income (Loss)	84
Unrealized Gain (Loss)	11,553
Realized Gain (Loss)	591

Ending Balance – September 30, 2009	$151,966

*	The value of your capital account reported above is unaudited and subject to change. Totals may differ due to rounding.

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 47 of 50

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Reporting Period Beginning	October 1, 2009	Period Ending:	October 31, 2009

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period
None

TOTAL			$—

MOR-14

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 48 of 50

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Reporting Period Beginning	October 1, 2009	Period Ending:	October 31, 2009

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid
Joseph J. Luzinski	CRO	Monthly Compensation	$30,000

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	None	None

Number hired during the period	None	None

Number terminated or resigned during period	None	None

Number of employees on payroll at end of period	None	None

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due
See Attached.

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
Lost Instrument Bond	10/01/09	NA	Expiration, renewal not necessary.

☐ Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-15

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 49 of 50

BankUnited Financial Corp Insurance Policies

Policy Type	Insurance Company	Status	Policy Number	Limits	Beg	End	Total Cost	Insured	Status / Notes
Commercial Property	Lexington Insurance Company	Active	20412596	$25M	04/17/09	04/17/10	$487,792.58	BUFC and FSB
Directors and Officers	United States Fire Insurance Company (stated as U.S. Specialty Insurance)	Active	14MGU08A17883	$20M	11/10/08	11/10/09	$707,000.00	BUFC and FSB	Includes Regulatory exclusion / DIP Endorsement
Director and Officers (Excess)	Underwriters at Lloyds London	Active	AP1084377	$10M excess $20M	11/10/08	11/10/09	$206,932.14	BUFC and FSB	Includes Regulatory exclusion / DIP Endorsement
Commercial Property	Underwriters at Lloyd’s	Active	RP 1000115	Rpt Monthly Value	04/17/09	04/15/10	$—
Workers Compensation	American Guarantee & Liability	Active	WC938091106	Fl Stat $1M Employers Liab	12/31/08	12/31/09	$506,462.00
General Liability (Foreclosed Prop)	Underwriters at Lloyd’s	Active	RL1000115	$1M / $10M Aggregate	04/17/09	04/15/10	$—
General Liability	Colonial American Casualty & Surety	Active	FIA100079507	$1M / $2M Aggregate	04/17/09	04/17/10	$195,514.60
Professional Liability (C)	Houston Casualty Company	Active	14MG08A9415	$10M	11/10/08	11/10/09	$397,912.14

Insurance

Case 09-19940-LMI      Doc 364      Filed 11/19/09      Page 50 of 50

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

No significant developments occurred during the period.

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before:             UNKNOWN            .

MOR-16